UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North 31st Street, Billings, Montana	59116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code): (406) 255-5390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Settlement of Certain Litigation Relating to the Merger

On or about February 1, 2019, a purported individual shareholder of Idaho Independent Bank (“IIBK”) filed a lawsuit in the Court for the Fourth Judicial District of the State of Idaho, Ada County (the “Court”), under the caption Parshall v. Idaho Independent Bank, et. al., Case No. CV01-19-02475 (the “Action”). The complaint, which was filed as a putative class action and derivative action on behalf of the individual plaintiff and the public shareholders of IIBK, alleges that the proxy statement/prospectus (the “Proxy Statement/Prospectus”) forming a part of the Form S-4 Registration Statement filed by First Interstate BancSystem, Inc. (“First Interstate”) in connection with the proposed merger of IIBK with First Interstate Bank, the wholly-owned subsidiary of First Interstate, does not contain certain information alleged to be material to the IIBK shareholders concerning the proposed merger. The complaint asserts claims against IIBK’s directors for breach of fiduciary duty, and against First Interstate for aiding and abetting the alleged breach of fiduciary duty. The complaint seeks, among other things, injunctive relief against consummation of the merger and additional, allegedly corrective disclosures as well as unspecified attorneys’ and expert fees.

Solely to avoid the costs, risks, nuisance and uncertainties inherent in litigation and to allow the IIBK shareholders to vote on the proposals required in connection with the proposed merger with First Interstate Bank at the IIBK special meeting of shareholders to be held on March 27, 2019 (the “Special Meeting”), IIBK hereby supplements the disclosures contained in the Proxy Statement/Prospectus (the “Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the Proxy Statement/Prospectus.

In light of the Additional Disclosures, the plaintiff has agreed to dismiss the Action with prejudice as to his individual claims and without prejudice to the claims of the members of the putative class. In dismissing the Action, plaintiff has reserved the right to seek an award of attorneys’ fees from the Court.

The agreement to make the Additional Disclosures will not affect the merger consideration to be paid to IIBK’s shareholders or the timing of the Special Meeting.

IIBK and the other defendants, including First Interstate, vigorously deny that the Proxy Statement/Prospectus is deficient in any respect and that the Additional Disclosures are material or required. IIBK and First Interstate believe that the claims asserted in the Action are without merit, and that the Additional Disclosures do not provide information required by the federal securities laws or Idaho law or that is material to the decision of the IIBK shareholders as to how to vote their shares at the Special Meeting. As noted above, the Additional Disclosures are being made solely to eliminate the burden, expense, and nuisance of further litigation, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The following information supplements the Proxy Statement/Prospectus and should be read in connection with the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus, and terms used below have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, IIBK and First Interstate make the following Additional Disclosures:

The disclosure under the heading “DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor” beginning on page 35 of the Proxy Statement/Prospectus related to net income estimates for First Interstate for the years ending December 31, 2018 through December 31, 2020, as well as the estimated long-term net income growth rate for the years thereafter and estimated annual dividends per share for the years ending December 31, 2018 through December 31, 2022, as directed by the senior management of First Interstate, is hereby supplemented with the following information:

The publicly available mean analyst net income estimates for First Interstate for the years ending December 31, 2018 through December 31, 2020, as well as a long-term net income growth rate for the years thereafter and annual dividends per share for the years ending December 31, 2018 through December 31, 2022, as directed by the senior management of First Interstate are as follows:

	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022
Net Income ($mm)	165	197	203	218	233
Earnings Per Share ($)	2.82	3.23	3.34	3.57	3.82
Dividends Per Share ($)	1.12	1.17	1.17	1.17	1.17

The disclosure under the heading “ DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor—IIBK Comparable Company Analyses” on page 39 of the Proxy Statement/Prospectus is hereby supplemented with the following information:

The individual multiples and metrics for the companies observed by Sandler in Sandler’s IIBK Comparable Company Analysis, are attached separately. See IIBK Comparable Companies attached as Exhibit 99.1.

The disclosure under the heading “DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor—First Interstate Net Present Value Analyses” on page 45 of the Proxy Statement/Prospectus is supplemented with the following information:

The 2022 terminal value of IIBK common stock was presented as a range. Sandler O’Neill selected the price to earnings and tangible book value multiples for IIBK based on Sandler O’Neill’s review of, among other matters, the respective trading multiples of selected companies that Sandler O’Neill deemed to be comparable to IIBK. The range of discount rates of 9.0% to 15.0% used in the analysis was selected taking into account a capital asset pricing model implied cost of equity calculation. The following table describes the discount rate calculation for IIBK common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the risk-free rate plus the equity risk premium plus the size premium plus the industry premium.

Calculation of Discount Rate
Risk Free Rate	3.50%
Equity Risk Premium	5.00%
Size Premium	3.48%
Industry Premium	0.70%

Discount Rate	12.68%

The disclosure under the heading “DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor—Analysis of Selected Merger Transactions “ on page 42 of the Proxy Statement/Prospectus is supplemented with the following information:

The individual multiples and metrics for the companies observed by Sandler in the analysis are attached separately. See Selected Merger Transactions attached as Exhibit 99.2.

The disclosure under the heading “ DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor—First Interstate Comparable Company Analysis” on page 43 of the Proxy Statement/Prospectus is supplemented with the following information:

The individual multiples and metrics for the companies observed by Sandler in the analysis are attached separately. See First Interstate Comparable Companies attached as Exhibit 99.3.

The disclosure under the heading “ DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor—First Interstate Net Present Value Analysis” on page 45 of the Proxy Statement/Prospectus is supplemented with the following information:

The 2022 terminal value of First Interstate common stock was presented as a range. Sandler O’Neill selected the price to earnings and tangible book value multiples for First Interstate based on Sandler O’Neill’s review of, among other matters, the respective trading multiples of selected companies that Sandler O’Neill deemed to be comparable to First Interstate. The following table describes the discount rate calculation for First Interstate common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator and Bloomberg in determining an appropriate discount rate in which the discount rate equals the risk-free rate plus the product of the 2-year adjusted beta for First Interstate common stock and the equity risk premium, plus the size premium.

Calculation of Discount Rate
Risk Free Rate	3.50%
2 Year Beta of Stock	106.5%
Equity Risk Premium	5.00%
Size Premium	0.96%

Discount Rate	9.79%

The disclosure under the heading “ DESCRIPTION OF THE MERGER—Opinion of IIBK’s Financial Advisor—Pro Forma Merger Analysis” on page 46 of the Proxy Statement/Prospectus is supplemented with the following information:

Sandler used the following assumptions related to the transaction expenses, purchase accounting adjustments, cost savings, and revenue impacts following the close of the proposed transaction:

(a)	Cost Savings of approximately 56% of IIBK initial noninterest expense base (75% of cost savings realized in 2019, 100% realized in 2020 and thereafter);

(b)	Transaction expenses of approximately $16.9 million on a pre-tax basis;

(c)	Core Deposit Intangible of approximately $14.9 million (2.5%), amortized over 10 years using the sum-of-the-years digits method;

(d)	Negative credit mark on loans of approximately $3.8 million;

(e)	Negative rate mark on loans of approximately $8.9 million, accreted over 5 years using the straight-line method;

(f)	Discount on available for sale securities of approximately $128,000, accreted over 2 years using the straight-line method;

(g)	A $379,000 write-off associated with computer equipment and software;

(h)	A write-up of approximately $5.7 million associated with property, plant and equipment (“PP&E”), accreted over 15 years using the straight-line method;

(i)	A write-up of approximately $3.2 million associated with other real estate owned;

(j)	A write-down of approximately $500,000 associated with time deposits;

(k)	A write-up of approximately $192,000 associated with Federal Home Loan Bank borrowings, accreted over 2 years using the straight-line method;

(l)	A write-up associated with the non-qualified retirement plan of approximately $2.6 million.

The analysis indicated that the merger could be accretive to First Interstate’s earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2019 through December 31, 2022 by approximately 1.5%, 2.9%, 3.2% and 3.3%, respectively. The analysis indicated that the merger could be dilutive to First Interstate’s estimated tangible book value per share at the completion of the merger and at December 31, 2019 and December 31, 2020, by approximately 1.8%, 1.3% and 0.6%, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (1) the benefits of the proposed merger between First Interstate, First Interstate Bank and IIBK, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the proposed merger; (2) First Interstate’s, First Interstate Bank’s and IIBK’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (3) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of First Interstate, First Interstate Bank and IIBK may not be combined successfully, or such combination may take longer than expected; the cost savings from the proposed merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the proposed merger may be greater than expected; governmental approvals of the proposed merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the proposed merger or otherwise; the shareholders of IIBK may fail to approve the proposed merger; credit and interest rate risks associated with First Interstate’s, First Interstate Bank’s and IIBK’s respective businesses; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in First Interstate’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Interstate, First Interstate Bank or IIBK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, First Interstate, First Interstate Bank and IIBK do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, First Interstate has filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of IIBK and a prospectus of First Interstate, and First Interstate will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of IIBK are urged to carefully read the entire registration statement and proxy statement/prospectus, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by First Interstate with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by First Interstate may be obtained free of charge at its website at www.fibk.com or by contacting First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59116, Attention: Marcy Mutch, Chief Financial Officer, telephone 406-255-5312.

First Interstate, First Interstate Bank and IIBK and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies of IIBK’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of First Interstate and their ownership of First Interstate common stock is set forth in the preliminary proxy statement for First Interstate’s 2019 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 1, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits	Description

	99.1	IIBK Comparable Companies.

	99.2	Selected Merger Transactions.

	99.3	First Interstate Comparable Companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST INTERSTATE BANCSYSTEM, INC.

Date: March 18, 2019	By:	/s/ Kevin P. Riley
Kevin P. Riley
President and Chief Executive Officer